UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         July 26, 2005

The Titan Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-6035	95-2588754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3033 Science Park Drive

San Diego, California  92121-1199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:        (858) 552-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On July 26, 2005, The Titan Corporation (the “Company”) issued a press release announcing its unaudited financial results for its second quarter ended June 30, 2005.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  The information in Exhibit 99.1 shall not be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission (the “SEC”), regardless of any general incorporation language in such filing.

In addition, the Company is hereby filing as Exhibit 99.2 to this Current Report on Form 8-K, a copy of its unaudited condensed consolidated statements of operations for the three and six months ended June 30, 2005 and 2004.  The information in Exhibit 99.2 shall be deemed “filed” for the purposes of Section 18 of the Exchange Act and may be incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01.   Financial Statements and Exhibits

(c)  Exhibits:

99.1         Press Release of The Titan Corporation issued July 26, 2005.

99.2         Unaudited Condensed Consolidated Statements of Operations of The Titan Corporation for the Three and Six Months Ended June 30, 2005 and 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TITAN CORPORATION

	By	/s/ Mark W. Sopp
Name: Mark W. Sopp
		Title:	Senior Vice President and
Chief Financial Officer

Date: July 26, 2005

EXHIBIT INDEX

Exhibit:

99.1         Press Release of The Titan Corporation issued July 26, 2005.

99.2         Unaudited Condensed Consolidated Statements of Operations of The Titan Corporation for the Three and Six Months Ended June 30, 2005 and 2004.